Summary of Accounting Principles	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of Accounting Principles
SUMMARY OF ACCOUNTING PRINCIPLES
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates. Certain reclassifications have been made to the prior year amounts to conform to the current year presentation.
Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.
Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.
On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2016 and 2015, the amount of such restricted cash was approximately $32 million and $45 million, respectively.
Accounts Receivable. Current and long-term accounts receivable as of December 31, 2016 include retainage of $106 million and unbilled receivables of $2,786 million, which includes approximately $1,169 million of unbilled receivables under commercial aerospace long-term aftermarket contracts. Current and long-term accounts receivable as of December 31, 2015 include retainage of $141 million and unbilled receivables of $2,318 million, which includes approximately $1,091 million of unbilled receivables under commercial aerospace long-term aftermarket contracts. See Note 5 for discussion of commercial aerospace industry assets and commitments.
Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be billed and collected in the normal course of business.
Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available-for-sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners' equity, net of deferred income taxes.
In June 2016, the FASB issued Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses (Topic 328): Measurement of Credit Losses on Financial Instruments. This ASU requires that certain financial assets, including those measured at amortized cost basis, be presented at the net amount expected to be collected, utilizing an impairment model known as the current expected credit loss model. In addition, available-for-sale debt securities will no longer use the concept of "other than temporary" when considering credit losses. Under this ASU, entities must use an allowance approach for credit losses on available-for-sale debt securities, and the allowance must be limited to the amount at which a security's fair value is below the amortized cost of the asset. The provisions of this ASU are effective for years beginning after December 15, 2019, with early adoption permitted. We are currently evaluating the impact of this ASU.
In January 2016, the FASB issued ASU 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. This ASU modifies how entities measure equity investments and present changes in the fair value of financial liabilities. Upon adoption, investments that do not result in consolidation and are not accounted for under the equity method generally must be carried at fair value, with changes in fair value recognized in net income. As discussed in Note 10, we have approximately $353 million of unrealized gains on these securities recorded in Accumulated other comprehensive loss in our Consolidated Balance Sheet as of December 31, 2016. To the extent currently unrealized gains or losses on these investments are not realized through sale or other actions prior to the date of adoption, these amounts would be recorded directly to retained earnings upon adoption. The provisions of this ASU are effective for years beginning after December 15, 2017.
Inventories and Contracts in Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain UTC Aerospace Systems and UTC Climate, Controls & Security entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by $114 million and $127 million at December 31, 2016 and 2015, respectively.
Costs accumulated against specific contracts or orders are at actual cost. Valuation reserves for excess, obsolete, and slow-moving inventory are estimated by comparing the inventory levels of individual parts to both future sales forecasts or production requirements and historical usage rates in order to identify inventory where the resale value or replacement value is less than inventoriable cost. Other factors that management considers in determining the adequacy of these reserves include whether individual inventory parts meet current specifications and cannot be substituted for a part currently being sold or used as a service part, overall market conditions, and other inventory management initiatives. Manufacturing costs are allocated to current production and firm contracts. Within commercial aerospace, inventory costs attributable to new engine offerings are recognized based on the average cost per unit expected over the life of each contract using the units-of-delivery method of percentage of completion accounting. Under this method, costs of initial engine deliveries in excess of the projected contract per unit average cost are capitalized, and these capitalized amounts are subsequently expensed as additional engine deliveries occur for engines with costs below the projected contract per unit average cost over the life of the contract.
Equity Method Investments. Investments in which we have the ability to exercise significant influence, but do not control, are accounted for under the equity method of accounting and are included in Other assets on the Consolidated Balance Sheet. Under this method of accounting, our share of the net earnings or losses of the investee is included in Other income, net on the Consolidated Statement of Operations since the activities of the investee are closely aligned with the operations of the business segment holding the investment. We evaluate our equity method investments whenever events or changes in circumstance indicate that the carrying amounts of such investments may be impaired. If a decline in the value of an equity method investment is determined to be other than temporary, a loss is recorded in earnings in the current period.
Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite‑lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the Intangibles - Goodwill and Other Topic of the FASB ASC. This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value.
Intangible assets consist of service portfolios, patents, trademarks/tradenames, customer relationships and other intangible assets including a collaboration asset, as discussed further in Note 2. Acquired intangible assets are recognized at fair value in purchase accounting and then amortized to cost of sales and selling, general & administrative expenses over the applicable useful lives. Also included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. We classify amortization of such payments as a reduction of sales. Such payments are capitalized when there are distinct rights obtained and there are sufficient incremental cash flows to support the recoverability of the assets established. Otherwise, the applicable portion of the payments are expensed. Consideration paid on these contractual commitments is capitalized when it is no longer conditional.
Useful lives of finite-lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. For both our commercial aerospace collaboration assets and exclusivity arrangements, the pattern of economic benefit generally results in lower amortization during the development period with increasing amortization as programs enter full rate production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. The range of estimated useful lives is as follows:

Collaboration assets	30 years
Customer relationships and related programs	1 to 50 years
Purchased service contracts	5 to 25 years
Patents & trademarks	4 to 40 years
Exclusivity assets	5 to 25 years

Other Long-Lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets held and used exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value.
Long-Term Financing Receivables. Our long-term financing receivables primarily represent balances related to the aerospace businesses such as long-term trade accounts receivable, leases, and notes receivable. We also have other long-term receivables in our commercial businesses; however, both the individual and aggregate amounts of those other receivables are not significant.
Long-term trade accounts receivable, including unbilled receivables related to long-term aftermarket contracts, are principally amounts arising from the sale of goods and services with a contractual maturity date or realization period of greater than one year and are recognized as "Other assets" in our Consolidated Balance Sheet. Notes and leases receivable represent notes and lease receivables other than receivables related to operating leases, and are recognized as "Customer financing assets" in our Consolidated Balance Sheet. The following table summarizes the balance by class of aerospace business-related long-term receivables as of December 31, 2016 and 2015:

(dollars in millions)	2016	2015
Long-term trade accounts receivable	$926	$903
Notes and leases receivable	430	451
Total long-term receivables	$1,356	$1,354
We determine a receivable is impaired when, based on current information and events, it is probable that we will be unable to collect amounts due according to the contractual terms of the receivable agreement. Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.
We determine credit ratings for each customer in our portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. Customer credit ratings range from customers with an extremely strong capacity to meet financial obligations, to customers whose uncollateralized receivable is in default. There can be no assurance that actual results will not differ from estimates or that consideration of these factors in the future will not result in an increase or decrease to the allowance for credit losses on long-term receivables. Based upon the customer credit ratings, approximately 13% of our long-term receivables were considered to bear high credit risk as of both December 31, 2016 and 2015. See Note 5 for further discussion of commercial aerospace industry assets and commitments.
Reserves for credit losses on receivables relate to specifically identified receivables that are evaluated individually for impairment. For notes and leases receivable, we determine a specific reserve for exposure based on the difference between the carrying value of the receivable and the estimated fair value of the related collateral in connection with the evaluation of credit risk and collectability. For long-term trade accounts receivable, we evaluate credit risk and collectability individually to determine if an allowance is necessary. Our long-term receivables reflected in the table above, which include reserves of $17 million and $18 million as of December 31, 2016 and 2015, respectively, are individually evaluated for impairment. At both December 31, 2016 and 2015, we did not have any significant balances that are considered to be delinquent, on non-accrual status, past due 90 days or more, or considered to be impaired.
Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.
Revenue Recognition. As a result of our diverse product and service mix and customer base, we use multiple revenue recognition practices. We recognize sales for products and services in accordance with the provisions of Staff Accounting Bulletin (SAB) Topic 13, Revenue Recognition, as applicable. Products and services included within the scope of this SAB Topic include heating, ventilating, air-conditioning and refrigeration systems, certain alarm and fire detection and suppression systems, commercially funded research and development contracts and certain aerospace components. Sales within the scope of this SAB Topic are recognized when persuasive evidence of an arrangement exists, product delivery has occurred or services have been rendered, pricing is fixed or determinable and collectability is reasonably assured. Subsequent changes in service contracts are accounted for prospectively.
Contract Accounting and Separately Priced Maintenance and Extended Warranty Aftermarket Contracts: For our construction-type and certain production-type contracts, sales are recognized on a percentage-of-completion basis following contract accounting methods. Contracts consist of enforceable agreements which form the basis of our unit of accounting for measuring sales, accumulating costs and recording loss provisions as necessary. Contract accounting requires estimates of award fees and other sources of variable consideration as well as future costs over the performance period of the contract. Cost estimates also include the estimated cost of satisfying our offset obligations required under certain contracts. Cost estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment is measured using units of delivery or other contractual milestones. The extent of progress towards completion on our development and other cost reimbursement contracts in our aerospace businesses and elevator and escalator sales, installation, modernization and other construction contracts in our commercial businesses is measured using cost-to-cost based input measures. Contract costs include estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate.
For separately priced product maintenance and extended warranty aftermarket contracts, sales are recognized over the contract period. In the commercial businesses, sales are primarily recognized on a straight-line basis. In the aerospace businesses, sales are primarily recognized in proportion to cost as sufficient historical evidence indicates that costs of performing services under the contract are incurred on an other than straight-line basis.
Loss provisions on original equipment contracts are recognized to the extent that estimated contract costs exceed the estimated consideration from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order which obligates us to perform. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangements include firm quantities of products sold under contract and, in the large commercial engine and wheels and brakes businesses, future highly probable sales of replacement parts required by regulation that are expected to be sold subsequently for incorporation into the original equipment. In the large commercial engine and wheels and brakes businesses, when the combined original equipment and aftermarket arrangements for each individual sales campaign are profitable, we record original equipment product losses, as applicable, at the time of delivery.
We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. We record changes in contract estimates using the cumulative catch-up method in accordance with the Revenue Recognition Topic of the FASB ASC. Operating profits included significant net unfavorable changes in aerospace contract estimates of approximately $157 million in 2016, primarily the result of unexpected increases in estimated costs related to Pratt & Whitney long term aftermarket contracts.
Collaborations: Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded consistent with our revenue recognition policies in our consolidated financial statements. Amounts attributable to our collaborators for their share of sales are recorded as cost of sales in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator's share of program costs is recorded as a reduction of the related expense item at that time.
Cash Payments to Customers: UTC Climate, Controls & Security customarily offers its customers incentives to purchase products to ensure an adequate supply of its products in the distribution channels. The principal incentive program provides reimbursements to distributors for offering promotional pricing for our products. We account for incentive payments made as a reduction in sales. In our aerospace businesses, we may make participation payments to certain customers to secure certain contractual rights. To the extent these rights are incremental and are supported by the incremental cash flows obtained, they are capitalized as intangible assets. Otherwise, such payments are expensed. We classify the subsequent amortization of the capitalized acquired intangible assets from our customers as a reduction in sales. Contractually stated prices in arrangements with our customers that include the acquisition of intangible rights within the scope of the Intangibles - Goodwill and Other Topic of the FASB ASC and deliverables within the scope of the Revenue Recognition Topic of the FASB ASC are not presumed to be representative of fair value for determining the amounts to allocate to each element of an arrangement.
Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers: In May 2014, the FASB issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers. In 2015 and 2016, the FASB issued various updates to this ASU as follows:

•	ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date - delays the effective date of ASU 2014-09 by one year.

•
ASU 2016-08, Revenue from Contracts with Customers (Topic 606), Principal versus Agent Considerations (Reporting Revenue Gross versus Net) - clarifies how an entity should identify the unit of accounting (i.e. the specified good or service) for the principal versus agent evaluation and how it should apply the control principle to certain types of arrangements.

•
ASU 2016-10, Revenue from Contracts with Customers (Topic 606), Identifying Performance Obligations and Licensing - clarifies the guidance surrounding licensing arrangements and the identification of performance obligations.

•
ASU 2016-12, Revenue from Contracts with Customers (Topic 606), Narrow-Scope Improvements and Practical Expedients - addresses implementation issues raised by stakeholders concerning collectability, noncash consideration, presentation of sales tax, and transition.

•
ASU 2016-20, Revenue from Contracts with Customers (Topic 606), Technical Corrections and Improvements - addresses loan guarantee fees, impairment testing of contract costs, provisions for losses on certain contracts, and various disclosures.

ASU 2014-09 and its related amendments (collectively, the New Revenue Standard) are effective for reporting periods beginning after December 15, 2017, and interim periods therein, using either of the following transition methods; (i) a full retrospective adoption reflecting the application of the standard in each prior reporting period, or (ii) a modified retrospective approach with the cumulative effect of adopting recognized through retained earnings at the date of adoption.
The New Revenue Standard is expected to change the revenue recognition practices for a number of revenue streams across our businesses, although the most significant impacts will be concentrated within our aerospace units. Several businesses, which currently account for revenue on a “point-in-time basis,” will be required to use an “over time” model as they meet one or more of the mandatory criteria established in the New Revenue Standard. Revenue will be recognized based on percentage-of-completion for repair contracts within both Otis and UTC Climate, Controls & Security; certain U.S. Government aerospace contracts; and aerospace aftermarket service work performed on a time and materials basis. For these businesses, unrecognized sales and operating profits related to the satisfied portion of the performance obligations of contracts in process as of the date of adoption will be recorded through retained earnings. The ongoing effect of recording revenue on a percentage-of-completion basis within these businesses is not expected to be material.
In addition to the forgoing, our aerospace businesses will also incur changes related to the timing of manufacturing cost recognition and certain engineering and development costs. In most circumstances, our commercial aerospace businesses will identify the performance obligation, or the unit of accounting, as the individual original equipment (OEM) unit; revenues and costs to manufacture each unit will be recognized upon OEM unit delivery. Under current practice, the unit of accounting is the contract, and early-contract OEM unit costs in excess of the average expected over the contact are capitalized and amortized over lower-cost units later in the contract. With the adoption of the New Revenue Standard, any deferred unit costs in excess of the contract average will be eliminated through retained earnings and will not be amortized into future earnings. As of December 31, 2016, capitalized deferred unit costs in excess of the contract average are $233 million, which is expected to increase in 2017 prior to adoption of the New Revenue Standard.
In regards to costs incurred for the engineering and development of aerospace products under contract with customers, we generally expense as incurred unless there is a contractually guaranteed right of recovery. Any customer funding received for such efforts is recognized when earned, with the corresponding costs recognized as cost of sales. Under the New Revenue Standard, customer funding of OEM product engineering and development must be deferred and recognized as revenue as the OEM products are delivered to the customer.   There is currently less clarity regarding the accounting for the associated product engineering and development costs.  As such, we are continuing to evaluate whether such costs should continue to be expensed or capitalized as contract fulfillment costs and subsequently amortized.  For contracts that are open as of the adoption date, previously recognized customer funding will be established as a contract liability.
We continue to evaluate the implications of the standard change. We intend to adopt the New Revenue Standard effective January 1, 2018 using the modified retrospective approach.
Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. See Note 8 for a discussion of amendments of certain government research and development support arrangements concluded in December 2015 between Pratt & Whitney Canada and the Canadian government.
Research and development costs incurred under contracts with customers are included as a contract cost and reported as a component of cost of products sold when revenue from such contracts is recognized. Research and development costs in excess of contractual consideration is expensed as incurred.
Foreign Exchange. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. Dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.
Derivatives and Hedging Activity. We have used derivative instruments, including swaps, forward contracts and options, to help manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. By their nature, all financial instruments involve market and credit risks. We enter into derivative and other financial instruments with major investment grade financial institutions and have policies to monitor the credit risk of those counterparties. We limit counterparty exposure and concentration of risk by diversifying counterparties. While there can be no assurance, we do not anticipate any material non-performance by any of these counterparties. We enter into transactions that are subject to enforceable master netting arrangements or other similar agreements with various counterparties. However, we have not elected to offset multiple contracts with a single counterparty and, as a result, the fair value of the derivative instruments in a loss position is not offset against the fair value of derivative instruments in a gain position.
Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract. All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings as a component of product sales or expenses, as applicable, when the hedged transaction occurs. To the extent that a previously designated hedging transaction is no longer an effective hedge, any ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs. As discussed in Note 14, at December 31, 2016 we have approximately €2.95 billion of Euro-denominated long-term debt and €500 million of outstanding Euro-denominated commercial paper borrowings, which qualify as a net investment hedge against our investments in European businesses.
To the extent the hedge accounting criteria are not met, the foreign currency forward contracts are utilized as economic hedges and changes in the fair value of these contracts are recorded currently in earnings in the period in which they occur. Additional information pertaining to foreign currency forward contracts and net investment hedging is included in Note 14.
Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements. See Note 18 for additional details on the environmental remediation activities.
Pension and Postretirement Obligations. Guidance under the Compensation - Retirement Benefits Topic of the FASB ASC requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.
Product Performance Obligations. We extend performance and operating cost guarantees beyond our normal service and warranty policies for extended periods on some of our products, particularly commercial aircraft engines. Liability under such guarantees is based upon future product performance and durability. We accrue for such costs that are probable and can be reasonably estimated. In addition, we incur discretionary costs to service our products in connection with product performance issues. The costs associated with these product performance and operating cost guarantees require estimates over the full terms of the agreements, and require management to consider factors such as the extent of future maintenance requirements and the future cost of material and labor to perform the services. These cost estimates are largely based upon historical experience. See Note 17 for further discussion.
Collaborative Arrangements. In view of the risks and costs associated with developing new engines, Pratt & Whitney has entered into certain collaboration arrangements in which sales, costs and risks are shared. Sales generated from engine programs, spare parts, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborators for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of the collaborators' share of program costs is recorded as a reduction of the related expense item at that time. As of December 31, 2016, the collaborators' interests in all commercial engine programs ranged from 14% to 50%, inclusive of a portion of Pratt & Whitney's interests held by other participants. Pratt & Whitney is the principal participant in all existing collaborative arrangements. There are no individually significant collaborative arrangements and none of the collaborators exceed a 31% share in an individual program. The following table illustrates the income statement classification and amounts attributable to transactions arising from the collaborative arrangements between participants for each period presented:

(dollars in millions)	2016	2015	2014
Collaborator share of sales:
Cost of products sold	$1,700	$1,547	$1,778
Cost of services sold	675	652	354
Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(108)	(104)	(103)
Research and development	(184)	(248)	(122)
Selling, general and administrative	(5)	(5)	(4)

Accounting Pronouncements. In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory. This ASU requires the income tax consequences of an intra-entity transfer of an asset, other than inventory, to be recognized when the transfer occurs. Two common examples of assets included in the scope of this update are intellectual property and property, plant, and equipment. The provisions of this ASU are effective for years beginning after December 15, 2017, with early adoption permitted. We are currently evaluating the impact of this ASU.
In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. This ASU is intended to reduce diversity in practice in presentation and classification of certain cash receipts and cash payments by providing guidance on eight specific cash flow issues, including requirements that 1) cash payments for debt prepayment or debt extinguishment costs be classified as cash outflows for financing activities; and 2) for cash receipts and payments that have aspects of more than one class of cash flows, each separately identifiable source or use within the cash receipts and payments should be classified on the basis of their underlying nature in financing, investing, or operating activities. In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This ASU requires that restricted cash be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The provisions of ASU 2016-15 and ASU 2016-18 are effective for years beginning after December 15, 2017, with early adoption permitted. We have elected to early adopt the requirements of these ASUs effective December 31, 2016. Cash flow amounts for all periods presented have been updated to comply with the retrospective transition method, required by these ASUs upon adoption. As discussed in Note 9, for the year ended December 31, 2016, approximately $164 million in debt extinguishment costs have been classified as financing cash outflows in accordance with these updates. Additionally, cash flows provided by operating activities of continuing operations, attributable to changes in inventories and contracts in progress, and cash flows used in investing activities of continuing operations attributable to increases in customer financing assets for the year ended December 31, 2015 increased by approximately $78 million as a result of the required retrospective transition method of these updates. Other updates made as a result of adoption of these ASUs had an immaterial impact to the Consolidated Statement of Cash Flows.
In March 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, which amends the accounting for employee share-based payment transactions to require recognition of the tax effects resulting from the settlement of stock-based awards as income tax expense or benefit in the income statement in the reporting period in which they occur. The ASU also requires that all tax-related cash flows resulting from share-based payments, including the excess tax benefits related to the settlement of stock-based awards, be classified as cash flows from operating activities, and that cash paid by directly withholding shares for tax withholding purposes be classified as a financing activity in the statement of cash flows. In addition, the ASU also allows companies to make an accounting policy election to either estimate the number of awards that are expected to vest, consistent with current U.S. GAAP, or account for forfeitures when they occur. The new standard is effective for annual reporting periods beginning after December 15, 2016 with early adoption permitted. We elected to early adopt the requirements of the amended standard in the third quarter of 2016 and are therefore required to report the impacts as though adopted on January 1, 2016. Accordingly, we recognized additional income tax benefits of approximately $22 million for the year ended December 31, 2016. In addition, we recognized the additional income tax benefits and cash paid by directly withholding shares for tax withholding purposes of approximately $19 million for the year ended December 31, 2016 as an increase in net cash flows provided by operating activities of continuing operations, and an increase in net cash flows used in financing activities of continuing operations. There is no change to our accounting policy with respect to estimation of forfeitures.
In February 2016, the FASB issued ASU 2016- 02, Leases (Topic 842). The new standard establishes a right-of-use (ROU) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the Consolidated Statement of Operations. In addition, this standard requires a lessor to classify leases as either sales-type, finance or operating. A lease will be treated as a sale if it transfers all of the risks and rewards, as well as control of the underlying asset, to the lessee. If risks and rewards are conveyed without the transfer of control, the lease is treated as financing. If the lessor doesn’t convey risks and rewards or control, the lease is treated as operating.
The new standard is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases and lessors for sales-type, direct financing, and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. While we are still evaluating the impact of our pending adoption of the new standard on our consolidated financial statements, we expect that upon adoption we will recognize ROU assets and lease liabilities and that the amounts could be material. We do not expect the ASU to have a material impact on our cash flows or results of operations.